Aftershock Strategies Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: SHKIX)

Class N Shares (Symbol: SHKNX)

Supplement dated April 3, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated March 31, 2014

The following supersedes any contrary information contained in the Fund’s current Prospectus and SAI.

Effective immediately, Michael P. Lebowitz no longer serves as Co-Portfolio Manager for the Aftershock Strategies Fund (the “Fund”) and all references to Michael P. Lebowitz on pages 6 and 15 of the prospectus and pages B-21, B-22 and B-23 of the SAI are hereby removed.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I and Class N shares dated March 22, 2013, each as amended, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-SHK-FUND (1-855-745-3863).